UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549
_________________

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  December 10, 2013
_________________

SEVCON, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-9789	04-2985631
(State or other	(Commission File Number)	(IRS Employer
jurisdiction of incorporation)		Identification No.)

155 Northboro Road
Southborough, MA   01772
(Address of principal executive offices and zip code)

(508) 281-5510
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

On December 10, 2013, the Registrant issued a press release announcing financial results for the fourth fiscal quarter and fiscal year ended September 30, 2013. A copy of such press release is furnished as Exhibit 99.1 hereto and is incorporated by reference herein in its entirety, and a copy of management’s prepared remarks delivered in the December 11, 2013 investor conference call is furnished as Exhibit 99.2 hereto.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

At its meeting on December 10, 2013, the Registrant’s Board of Directors adopted the following amendments to the Registrant’s by-laws:

§1.2      Provides that a special meeting of stockholders may be called only by a majority of the Board of Directors (thus eliminating the power of the Chairman or President to do so on his own). Clarifies that a special meeting of stockholders may be held only for the purpose(s) stated in the notice of meeting.

§1.5      Clarifies that a stockholder proposal which meets the requirements of SEC Rule 14a-8 for inclusion in the Registrant’s proxy statement shall be deemed to comply with the notice requirements of this section.

§2.1      Deletes an obsolete provision.

Art. VI   Makes the following changes:

•	Adds service, at the corporation’s request, as trustee of an employee benefit plan to the list of activities for which a director or officer shall be indemnified.

•	Provides that a director or officer shall not be indemnified with respect to litigation that he himself initiated, unless authorized by the Board.

•	Provides that an amendment of this Article or of applicable law will not deprive a director or officer of indemnification with respect to any matter arising before such amendment.

•
Provides that advancement of litigation expenses is mandatory for directors and officers (subject to an obligation to repay if ultimately deemed not to be entitled to indemnification), not solely within the Board’s discretion.

§2.8      Amends the provision for appointing a Founder Director to refer to a Director Emeritus and make certain clarifications.

§7.4      Requires that, unless the Registrant consents in writing to the selection of an alternative forum,  any derivative action or proceeding brought on behalf of the Registrant, any action asserting a claim of breach of a fiduciary duty owed to the Registrant or its stockholders, or any action asserting a claim under the Delaware General Corporation Law or the Registrant’s governing documents, or governed by the internal affairs doctrine, against the Registrant or any director, officer or other employee be brought only in a Delaware court.

A copy of the by-laws, as amended and restated, is filed herewith as Exhibit 3.1.

Item 9.01. Financial Statements and Exhibits.

(d)           Exhibits

3.1	Amended and Restated By-laws.
99.1	Press Release issued by the Registrant on December 10, 2013.
99.2	Management’s prepared remarks delivered on December 11, 2013.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SEVCON, INC.

By:	/s/ Raymond J. Thibault Jr.
Raymond J. Thibault Jr. Assistant Treasurer

Dated:  December 11, 2013

EXHIBIT INDEX

Exhibit Number	Description of Exhibit
3.1	Amended and Restated By-laws.

99.1	Press Release issued by the Registrant on December 10, 2013.

99.2	Management’s prepared remarks delivered on December 11, 2013.